UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 21, 2012

VIRCO MFG. CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-8777	95-1613718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 Harpers Way Torrance, California		90501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 533-0474

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with Mr. William Beer’s nomination as a Class II Director at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Virco Mfg. Corporation, Mr. Beer agreed, on May 21, 2012, to resign as a Class I Director (with a term expiring at the 2014 Annual Meeting of Stockholders), subject to and effective only upon his election as a Class II Director at the Annual Meeting. If elected as a Class II Director at the Annual Meeting, Mr. Beer will serve as a director with a term expiring at the 2015 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION
(Registrant)
Date: May 22, 2012	/s/ Robert A. Virtue
(Signature)
Name: Robert A. Virtue
Title: Chief Executive Officer and Chairman of the Board of Directors